ANNUAL REPORT
================================================================================

                                   1996
                                   1996
                                   1996
                                   1996
                                   1996
                                         Smith Barney
                                         Telecommunications
                                         Income Fund
                                         -------------------------------
                                         December 31, 1996


[Logo]  Smith Barney Mutual Funds
        Investing for your future.
        Every day.

-------------------------------------------
Smith Barney Telecommunications Income Fund
-------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the year ended December 31, 1996 for the Smith Barney Telecommunications Income Fund. In this report, we briefly cover the Fund's holdings and discuss our outlook for the Bell operating companies, which make up a large percentage of the Fund's holdings. A more detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow in the annual report.

As you know, Smith Barney Telecommunications Income Fund seeks to provide shareholders with an attractive level of income and, secondarily, capital growth. The Fund's aggregate total return (income plus change in share price) was -1.45% for the year ended December 31, 1996 and significantly underperformed the Standard & Poor's 500 Index (S&P 500) (an unmanaged capitalization-weighted index of 500 widely held stocks) which gained 22.9% for the same period. We believe the Fund underperformed relative to the S&P 500 because gains in that index were driven by certain sectors while many stocks, including telecommunications companies, did not participate in the rally. Moreover, the Fund is positioned as a long-term investment and therefore its one-year performance should be viewed from a longer-term historical perspective. In contrast, Bell operating companies, which constitute 95% of the portfolio, are generally viewed as stable but slow growth companies with earnings growth rates about half of the S&P 500. In addition, the uncertainty of deregulation and the potential of increased competition in the telecommunications business has concerned investors.

We are optimistic on the prospects for the Bell operating companies and believe that they will continue to provide the Fund with a level quarterly dividend, as well as long-term growth potential. At the present time, Bell operating companies provide an attractive current dividend yield and a dividend growth rate of between 3% to 5%. Moreover, their modest but steady earnings growth rate of 4% to 6% should help keep their stock prices fairly stable. Developing new technologies, particularly wireless communication, are rapidly transforming the telecommunications industry. We have committed assets to those companies we believe show the greatest promise of success in this new environment. Although wireless communication is not the Bell operating companies major business, we believe it will be important to their future growth.

In closing, we would like to thank you for investing in the Smith Barney Telecommunications Income Fund. We look forward to continuing to help you achieve your financial goals.


Sincerely,


/s/ Heath B. McLendon                 /s/ Guy R. Scott

Heath B. McLendon                     Guy R. Scott
Chairman and                          Investment Officer
Chief Executive Officer

January 23, 1997

--------------------------------------------------------------------------------
Special Shareholder Notice

Upon careful analysis, we have decided to adjust the Fund's quarterly dividend from $1.60 per share to $0.71 per share in order to more accurately reflect the income earned by the Fund. In addition, the Fund will attempt to make two capital gain distributions annually. Although the nature of future dividend distributions may change, this dividend adjustment should not reduce the total return potential of the Fund. Instead, would realign the revenue source to the type of earnings being distributed. Although we recognize that this dividend adjustment may cause concern for some shareholders, maintaining the Fund's previous dividend level in light of the current market conditions would not have been appropriate based on the Fund's investment objectives.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

              Net Asset Value
             ------------------
             Beginning    End     Income     Capital Gain   Return       Total
Year Ended    of Year   of Year  Dividends  Distributions  of Capital   Returns+
================================================================================
12/31/96      $119.69   104.62   $  3.12      $  9.72       $  0.00      (1.45)%
--------------------------------------------------------------------------------
12/31/95        95.62   119.69      3.58        11.50          0.00      42.93
--------------------------------------------------------------------------------
12/31/94       107.62    95.62      4.05         6.06          0.00      (1.83)
--------------------------------------------------------------------------------
12/31/93       102.67   107.62      4.42         6.87          0.00      16.00
--------------------------------------------------------------------------------
12/31/92       110.75   102.67      4.55        15.23          0.00      10.89
--------------------------------------------------------------------------------
12/31/91       129.06   110.75      6.05        14.62          1.18       3.30
--------------------------------------------------------------------------------
12/31/90       140.93   129.06      5.79         3.20          0.00      (1.80)
--------------------------------------------------------------------------------
12/31/89        99.10   140.93      5.85         2.81          0.00      52.11
--------------------------------------------------------------------------------
12/31/88        90.28    99.10      5.40         0.99          0.00      17.12
--------------------------------------------------------------------------------
12/31/87        99.20    90.28      7.20         2.92          0.00       0.91
================================================================================
Total                            $ 50.01      $ 73.92       $  1.18
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------

================================================================================
Year Ended 12/31/96                                                      (1.45)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/96                                                12.21
--------------------------------------------------------------------------------
Ten Years Ended 12/31/96                                                 12.49
--------------------------------------------------------------------------------
1/1/84* through 12/31/96                                                 15.58
================================================================================


--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
12/31/86 through 12/31/96                                               224.39%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.
* Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                          Growth of $10,000 Invested in
               the Smith Barney Telecommunications Income Fund vs.
        Standard & Poor's 500 Index and Lipper Equity Income Fund Index+
--------------------------------------------------------------------------------
                         December 1986 -- December 1996

[The following table was represented as a line graph in the printed material.]

         Smith Barney
         Telecommunications                     Lipper Equity
         Income Fund           S&P 500 Index    Income Index
         ------------------    -------------    -------------
12/86         10000                10000           10160
12/87         10091                10525           10029
12/88         11818                12269           11769
12/89         17977                16150           12605
12/90         17654                15648           13643
12/91         18236                20406           17153
12/92         20221                21960           18845
12/93         23457                24167           21642
12/94         23029                24485           21442
12/95         32914                33675           27840
12/96         32437                41403           32909

+ Hypothetical illustration of $10,000 invested in the Smith Barney
  Telecommunications Income Fund on December 31, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1996. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest funds in the Equity Income category. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedule of Investments                                       December 31, 1996
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 99.8%
================================================================================
Telecommunications -- 99.8%
     164,436   Airtouch Communications Inc.+                       $ 4,152,009
     159,942   Ameritech Corp.                                       9,696,484
     169,092   Bell Atlantic Corp.                                  10,948,707
     304,394   Bellsouth Corp.                                      12,289,908
      45,896   NYNEX Corp.                                           2,208,745
     184,436   Pacific Telesis Group                                 6,778,023
     231,008   SBC Communications Inc.                              11,954,664
     146,858   U.S. West Communications Inc.                         4,736,170
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost -- $13,827,175)                                62,764,710
================================================================================
    FACE
   AMOUNT                           SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.2%
    $149,000   Citibank, 6.900% due 1/2/97; Proceeds at
               maturity -- $149,057; (Fully collateralized by
               U.S. Treasury Notes, 5.750% due 12/31/98;
               Market value -- $151,984) (Cost -- $149,000)            149,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $13,976,175*)                              $62,913,710
================================================================================
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $10,335,085.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $13,976,175)                        $62,913,710
   Cash                                                                      129
   Dividends and interest receivable                                     148,493
--------------------------------------------------------------------------------
   Total Assets                                                       63,062,332
--------------------------------------------------------------------------------
LIABILITIES:
   Investment advisory fees payable                                       29,058
   Administration fees payable                                            10,567
   Accrued expenses                                                       41,137
--------------------------------------------------------------------------------
   Total Liabilities                                                      80,762
--------------------------------------------------------------------------------
Total Net Assets                                                     $62,981,570
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                        $       602
   Capital paid in excess of par value                                13,169,597
   Accumulated net realized gain on security transactions                873,836
   Net unrealized appreciation of investments                         48,937,535
--------------------------------------------------------------------------------
Total Net Assets                                                     $62,981,570
================================================================================
Shares Outstanding                                                       602,017
--------------------------------------------------------------------------------
Net Asset Value, Per Share (and redemption price)                    $    104.62
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                       $  2,425,443
   Interest                                                              61,529
--------------------------------------------------------------------------------
   Total Investment Income                                            2,486,972
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    369,448
   Administration fees (Note 2)                                         134,345
   Audit and legal                                                       37,498
   Shareholder and system servicing fees                                 23,817
   Shareholder communications                                            20,433
   Trustees' fees                                                        11,500
   Custody                                                                3,001
   Registration fees                                                        996
   Other                                                                  5,512
--------------------------------------------------------------------------------
   Total Expenses                                                       606,550
--------------------------------------------------------------------------------
Net Investment Income                                                 1,880,422
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                              7,346,098
     Cost of securities sold                                          1,813,240
--------------------------------------------------------------------------------
   Net Realized Gain                                                  5,532,858
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               57,854,125
     End of year                                                     48,937,535
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (8,916,590)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (3,383,732)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (1,503,310)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets            For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                         1996          1995
--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                             $ 1,880,422     $ 2,196,794
  Net realized gain+                                  5,532,858       7,813,425
  Increase (decrease) in net unrealized
    appreciation                                     (8,916,590)     14,357,375
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Operations                                       (1,503,310)     24,367,594
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                              (1,880,422)     (2,198,544)
  Net realized gains                                 (5,827,066)     (7,065,562)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (7,707,488)     (9,264,106)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
   reinvestment of dividends                          2,932,221       3,354,745
  Cost of shares reacquired                          (5,580,641)     (4,873,243)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                          (2,648,420)     (1,518,498)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (11,859,218)     13,584,990

NET ASSETS:
  Beginning of year                                  74,840,788      61,255,798
--------------------------------------------------------------------------------
  End of year                                       $62,981,570     $74,840,788
================================================================================
+ Net realized gains for Federal income tax purposes is $5,865,009 and $8,233,606, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported are valued at current quoted bid prices; securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value;
(d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) income distributions and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily due to differing accounting method adopted for income tax purposes, and various timing differences; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Strategy Advisors Inc. ("SBSA"), a wholly owned subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM") which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBSAan investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBSA has entered into a sub-advisory agreement with The Boston Company Advisors, Inc. ("Boston Advisors"). Pursuant to the sub-advisory agreement, Boston Advisors is responsible for the day-to-day portfolio operations and investment decisions for the Fund. As a result, SBSA will pay Boston Advisors a monthly fee calculated at the annual rate of 0.275% of daily net assets.

     SBMFM acts as the administrator of the Trust for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions.

     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                    --
--------------------------------------------------------------------------------
Sales                                                                $7,346,098
================================================================================

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $52,578,625
Gross unrealized depreciation                                               --
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $52,578,625
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. SHARES OF BENEFICIAL INTEREST

     At December 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.
     Transactions in shares of the Fund were as follows:

                                        Year Ended              Year Ended
                                     December 31, 1996       December 31, 1995
================================================================================
Shares issued on reinvestment             27,670                   30,235
Shares redeemed                          (50,952)                 (45,522)
--------------------------------------------------------------------------------
Net Decrease                             (23,282)                 (15,287)
================================================================================

     6. CONCENTRATION OF CREDIT RISK

     Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

                                              1996       1995       1994       1993       1992
==============================================================================================
Net Asset Value, Beginning of Year         $119.69    $ 95.62    $107.62    $102.67    $110.75
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       3.12       3.58       4.02       3.94       4.91
  Net realized and unrealized gain (loss)    (5.35)     35.57      (5.91)     12.30       6.79
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.23)     39.15      (1.89)     16.24      11.70
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (3.12)     (3.58)     (4.05)     (4.42)     (4.55)
  Net realized gains                         (9.72)    (11.50)     (6.06)     (6.87)    (15.23)
----------------------------------------------------------------------------------------------
Total Distributions                         (12.84)    (15.08)    (10.11)    (11.29)    (19.78)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $104.62    $119.69    $ 95.62    $107.62    $102.67
----------------------------------------------------------------------------------------------
Total Return                                 (1.45)%    42.93%     (1.83)%    16.00%     10.89%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $62,982    $74,841    $61,256    $71,570    $70,637
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.90%      0.95%      0.95%      0.93%      0.92%
  Net investment income                       2.80       3.23       3.80       3.47       4.41
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          0%         0%         0%         0%         2%
==============================================================================================
Average commissions per share
  paid on equity transactions(1)           $  0.05    $  0.06       --         --         --
==============================================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended December 31, 1996, was $5,827,066.

     The Fund designates 86.60% of the ordinary dividends paid during the fiscal year ended December 31, 1996 as qualifying for the corporate dividends received deduction.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Telecommunications Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust as of December 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1994 were audited by other auditors whose report thereon, dated February 3, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP


New York, New York
February 12, 1997

Smith Barney                                                        SMITH BARNEY
Telecommunications                                                  ------------
Income Fund                                     A Member of TravelersGroup[Logo]

Trustees
Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank G. Hubbard
Allan R. Johnson
Heath B. McLendon, Chairman
Ken Miller
John F. White

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Guy R. Scott
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
Smith Barney Strategy
Advisers Inc.


Administrator
Smith Barney Mutual Funds Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNCBank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith
Barney Telecommunications Income Fund.
It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Smith Barney
Telecommunications
Income Fund
388 Greenwich Street
New York, New York 10013


FD0321 2/97